EXHIBIT 10.39


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W-2                                     Warrant to Purchase 1,193,546 Shares
                                                                 of Common Stock



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  BRIAZZ, INC.

     THIS CERTIFIES that, for value received, SPINNAKER INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("Spinnaker"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from BRIAZZ, INC., a Washington corporation (the "Company"), 1,193,546 shares (the "Shares") of Common Stock of the Company (the "Common Stock"), which is approximately 19.9% of the outstanding Common Stock as of the date hereof, at a purchase price per Share of $0.50. The purchase price per Share upon exercise of this Warrant is sometimes referred to herein as the "Exercise Price." The number and exercise price, if any, of the Shares are subject to adjustment as provided in Section 8 hereof.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant will be exercisable during the term commencing on the date hereof and ending at the earliest to occur of:

          (a) 11:59 p.m. Pacific Time on the date immediately prior to the date on which the Company receives shareholder approval, in accordance with the applicable rules of the Nasdaq Stock Market ("Nasdaq"), of the issuance of the Series E Preferred Stock (the "Preferred Stock") issued pursuant to the Purchase Agreement between the Company and Spinnaker, dated April 10, 2003 (the "Purchase
               Agreement") and the shares of Common Stock issuable upon conversion thereof;

          (b) 11:59 p.m. Pacific Time on the date immediately prior to the date on which Nasdaq provides the Company with a formal exception to Nasdaq's shareholder approval requirements in connection with the Preferred Stock and the Common Stock as described in (a) above; and

          (c) 5:00 p.m. Pacific Time on the fifth anniversary of the date hereof.

     2.   Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Seattle, Washington (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment pursuant to the cancellation of indebtedness or payment in cash or check acceptable to the Company of the purchase price of the Shares thereby purchased, whereupon the holder of this Warrant will be entitled to receive a certificate for the Shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that any shares issued upon the exercise of this Warrant shall be deemed to have been issued as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

          (b) Certificates for Shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant will be delivered to the holder hereof promptly as practicable after the date on which this Warrant shall have been exercised as aforesaid.

     3. No Fractional Securities or Scrip. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     4. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividends, participation rights or other rights as a shareholder of the Company prior to the exercise hereof.

     5. Exchange and Registry of Warrant. The Company will maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company will be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     7. Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is a Saturday or a Sunday or will be a legal holiday or the equivalent for banks generally in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday or the equivalent for banks generally in the State of Washington.

     8. Adjustment Rights. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time, as follows:

          (a) Recapitalization, Merger, Sale of Assets. If at any time, there is a capital reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision will be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during a period specified in
Section 1(c) and upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before such reorganization, merger, consolidation or sale. The Company shall notify the holder hereof of any such reorganization, merger, consolidation or sale not later than the effective date thereof. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price and number of shares purchasable upon exercise of this Warrant) will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b) Reclassification. If the Company at any time reclassifies the Common Stock or otherwise changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any different class or classes, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change.

          (c) Split, Subdivision or Combination. If the Company at any time while this Warrant remains outstanding and unexpired splits, subdivides or combines the securities as to which purchase rights under this Warrant exist, the Exercise Price will be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each adjustment in the Exercise Price, the number of such securities purchasable hereunder will be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the

Exercise Price by a fraction (i) the numerator of which will be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which will be the Exercise Price immediately after such adjustment.

          (d)  Sale of Securities Below Exercise Price.

               (A) If, at any time or from time to time after the date hereof, the Company issues or sells, or is deemed by the express provisions of this
Section 8(d) to have issued or sold, Additional Stock (as defined in Section 8(d)(F) hereof), other than as a reclassification as provided in Section 8(b) above, and other than a split, subdivision or combination as provided in Section 8(c) above, without consideration or for a consideration per share less than the Exercise Price in effect immediately before the issuance of such Additional Stock, the Exercise Price in effect upon such issuance (except as otherwise provided in this Section 8(d)) shall be adjusted to equal the consideration per share at which such Additional Stock was issued.

               (B) No adjustment of the Exercise Price shall be made in an amount less than $.01 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in Sections 8(d)(E)(III) and (IV), no adjustment of the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately before such adjustment.

               (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               (D) In the case of the issuance of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Company's Board of Directors irrespective of any accounting treatment.

               (E) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights or convertible or exchangeable securities are not excluded from the definition of Additional Stock), in applying the provisions of Section 8(A), the following provisions shall apply:

                    (I) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 8(d)(C) and (D)) received by the Company upon the issuance of such options or rights, plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms (other than adjustments pursuant to Section 8(d)(E)(III));

                    (II) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 8(d)(C) and
(D)), but no further adjustments to the Exercise Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms (other than adjustments pursuant to Section 8(d)(E)(III));

                    (III) if such options, rights or convertible or exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged before such increase or decrease became effective, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

                    (IV) upon the expiration of any such options or rights, the termination of any such rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and

                    (V) if any such options or rights shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Company's Board of Directors.

               (F) Additional Stock. "Additional Stock" shall mean any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of

Common Stock issued (or deemed to have been issued pursuant to Section 8(d)(E)) by the Company other than:

                    (I)  Common  Stock  issued  or  issuable  upon   conversion,
exercise or exchange of securities outstanding as of the date of issuance of this Warrant;

                    (II) shares of Common Stock issued after the date of issuance of this Warrant pursuant to or issuable under stock option agreements and stock option, incentive and purchase plans of the Company (the "Compensation Shares"), up to a maximum number of Compensation Shares equal to 15% of the Company's outstanding common stock measured as of the date that the Company's shares of Series D Preferred Stock becomes convertible into shares of the Company's Common Stock pursuant to Section 2.6.3(a)(i) of the Company's Articles of Amendment dated March 3, 2003, assuming conversion of the Series D stock on such date; provided, that the exercise price of any Compensation Shares issued pursuant to stock options shall be no less than fair market value at the time the option for these shares is granted;

                    (III) Common Stock issued or issuable upon conversion of the Series D Preferred Stock or Series E Preferred Stock; and

                    (IV) Common Stock issued or issuable upon conversion or exercise of any securities convertible into or exchangeable or exercisable for shares of Common Stock provided that such securities are designated as excluded from the definition of Additional Stock by the prior vote or written consent of the holder of this Warrant.

               (G) Notwithstanding the foregoing, in the event that any adjustment pursuant to this Section 8(d) would cause the Exercise Price to be less than the closing price of the Company's Common Stock on the most recent date prior to the date of the Purchase Agreement on which a sale of the Company's Common Stock occurred on the Nasdaq SmallCap Market (as appropriately adjusted for any stock splits, stock dividends or similar changes in the Company's Common Stock which occur after the date of such closing price and prior to the event causing the adjustment under this Section 8(d)) (such closing price, as appropriately adjusted, the "Floor Price"), then the Exercise Price shall instead be adjusted to equal the Floor Price then in effect.

          (e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant will constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant.

     9. Notice of Adjustments. Whenever the Exercise Price or number of Shares purchasable hereunder will be adjusted pursuant to Section 8 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such Certificate to be transmitted to the holder of this Warrant within 10 days of such event.

    10. Warranties and Covenants. The Company warrants and covenants that this Warrant and all shares to be issued hereunder, when issued in accordance with the terms hereof will be, duly and validly issued, fully paid and non-assessable, and free of all liens, claims and encumbrances. The Company further warrants and covenants that this Warrant constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms. The Company further covenants that it will promptly submit an application to Nasdaq for listing of the shares issuable upon exercise of this Warrant on the Nasdaq Stock Market, if required.

     11.  Transferability; Compliance with Securities Laws.

          (a) The holder acknowledges that this Warrant is non-transferable in accordance with Section 5(c) of the Purchase Agreement. The holder acknowledges and agrees that this Warrant and the certificates evidencing the Shares issued upon exercise hereof shall contain legends to the foregoing effect.

          (b) The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares issuable upon exercise hereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and covenants that the holder will not offer, sell or otherwise dispose of this Warrant or any Shares issuable upon exercise hereof, except under circumstances that will not result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired solely for holder's own account and not as a nominee for any other party, for investment, and not with a present view toward distribution or resale.

          (c) The offer and sale of the Warrant and the Shares have not been registered under the Act or applicable state securities laws and this Warrant may not be exercised except by an "accredited investor" as defined in Rule 501(a) under the Act if such exercise does not result in a violation of the registration provisions of the Act or applicable state securities laws. Each certificate representing the Shares, or other securities issued in respect of the Shares upon any conversion, stock split, stock dividend, recapitalization, merger, consolidation or similar event, will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVED EVIDENCE SATISFACTORY TO IT, WHICH MAY INCLUDE AN OPINION OF LEGAL COUNSEL FOR THE HOLDER, THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION

OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

     12.  Miscellaneous.

          (a) Issue Date. The provisions of this Warrant will be construed and will be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant will be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Washington and for all purposes will be construed in accordance with and governed by the laws of said state.

          (b) Notices. All notices and other communications called for or required by this Warrant shall be in writing to the parties at their respective addresses stated in the Purchase Agreement, or to such other address as a party may subsequently specify and shall be deemed to have been received (i) upon delivery in person, (ii) upon the passage of seventy-two (72) hours following post by first class registered or certified mail, return receipt requested, with postage prepaid, (iii) upon the passage of twenty-four (24) hours following post by overnight receipted courier service, or (iv) upon transmittal by confirmed telex or facsimile provided that if sent by facsimile a copy of such receipt requested and postage prepaid, with an indication that the original was set by facsimile and the date of its transmittal.

          (c) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party will be entitled to reasonable attorneys' fees and expenses and court costs incurred in enforcing this Warrant.

          (d) Charges, Taxes and Expenses. Issuance of certificates for any of the Shares upon the exercise of this Warrant will be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses will be paid by the Company, and such certificates will be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise will be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

     IN WITNESS WHEREOF, BRIAZZ, INC., has caused this Warrant to be executed by the undersigned officer thereunto duly authorized.


Dated:   April 10, 2003


                                    BRIAZZ, INC.



                                    By:  /s/ Victor D. Alhadeff
                                         ---------------------------------------
                                         Victor D. Alhadeff
                                         Chief Executive Officer

                               NOTICE OF EXERCISE

To:  BRIAZZ, INC.

     (1) The undersigned hereby elects to purchase __________ shares of Common Stock ("Shares") of BRIAZZ, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) In exercising the attached Warrant, the undersigned hereby represents, warrants, confirms and acknowledges as follows:

          (a) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of an investment in any Shares subscribed for pursuant to the attached Warrant;

          (b) the undersigned has had the opportunity to speak with officers of the Company and to ask them questions about the Company;

          (c) the undersigned is acquiring the Shares for its own account for investment purposes only and not with a view to resale or distribution; provided, however, that the undersigned may sell or otherwise dispose of Shares pursuant to registration thereof pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or under an exemption from such registration requirements;

          (d) the undersigned understands that the Shares have not been registered under the Securities Act and that the issuance of the Shares is being made in reliance on an exemption from such registration requirement;

          (e) the undersigned is, and was at all times that it purchased Shares or received an offer to purchase Shares an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

          (f) the undersigned agrees that if it decides to offer, sell or otherwise transfer any Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

               (i)  the sale is to the Company;

               (ii) the sale is made in compliance  with the exemption  from the registration requirements under the Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws;

               (iii) the securities  are  sold in a  transaction  that  does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities; or

               (iv) the  sale  is made  pursuant  to an  effective  registration statement filed under the Securities Act;

               and, with respect to subparagraphs (ii) and (iii) hereof, it has prior to such sale furnished to the Company evidence satisfactory to the Company that the sale complies with subparagraphs (ii) or
               (iii),   which   evidence  may  include  an  opinion  of  counsel
               reasonably satisfactory to the Company opining as to the exemption from registration under applicable federal and state securities laws;

          (g) the undersigned acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

                    "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

          (h) the undersigned understands that the Company may instruct the transfer agent for the Shares not to record any transfer of the Shares without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the Securities Act;

          (i) the undersigned consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

          (j) the undersigned received the attached Warrant, any term sheet, agreement or other offering materials in connection with his, her or its acquisition of the Shares, and the form of this Notice of Exercise, at the address set forth below, and is a resident of the state set forth in such address.

     (3) Please issue a certificate or certificates representing said Shares in the name of the undersigned.

Date                                    Signature

                                        Address:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------




                                      -12-